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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT

      This First Amendment to Revolving Credit and Security Agreement ("Amendment") is made as of the 4th day of October, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation ("Bentley"), Bentley Software, Inc., a Delaware corporation ("Bentley Software"), and Atlantech Solutions, Inc., a Delaware corporation ("Atlantech") (each an "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC Bank, National Association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND

      A. Borrowers, Agent and Lenders are parties to a certain Revolving Credit and Security Agreement dated December 26, 2000 (as modified and amended from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Agent and Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      B. Borrowers have requested and Lenders have agreed to amend the Agreement subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

      1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

            (a) Foreign Non-Product Receivable. The following new definition is added to Section 1.1 of the Loan Agreement:

            "Foreign Non-Product Receivable" shall mean a Receivable generated by a Borrower's rendition of maintenance services, and owing from a Customer located outside of the United States and the sale is on letter of credit, guaranty, credit insurance or acceptance terms, in each case acceptable to Agent in its sole but reasonable discretion.

            (b) Eligible Receivables. The definition of "Eligible Receivables" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Eligible Receivables" shall mean and include with respect to each Borrower (or in the case of Foreign Product Receivables and Foreign Non-Product Receivables, a Subsidiary of a Borrower), each Domestic


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            Product Receivable, Domestic Non-Product Receivable, Foreign Product
            Receivable, or Foreign Non-Product Receivable of such Borrower or Subsidiary, as applicable, arising in the ordinary course of such Borrower's business and which Agent, in its sole but reasonable credit judgment in good faith, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest (except with respect to Foreign Product Receivables and Foreign Non-Product Receivables) and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

                  (a) it arises out of a sale made by any Borrower to an
            Affiliate of any Borrower (except if such Person has executed a no offset agreement acceptable to Agent) or to a Person controlled by an Affiliate of any Borrower;

                  (b) if a Domestic Product Receivable, it is due or unpaid more than 120 days past the original invoice date or 90 days past the due date; if a Domestic Non-Product Receivable, it is due or unpaid more than 90 days past the original invoice date or 60 days past the due date; if a Foreign Product Receivable, it is due or unpaid more than the later of 90 days past the original invoice date or 180 days past the shipment date; if a Foreign Non-Product Receivable, is due or unpaid more than the later of 90 days past the original invoice date or 60 days past the due date;

                  (c) 50% or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder;

                  (d) any covenant, representation or warranty contained in this
            Agreement with respect to such Receivable has been breached;

                  (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors,
            (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors,
            (vii)


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            acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or
            (viii) take any action for the purpose of effecting any of the foregoing;

                  (f) with respect to Domestic Product Receivables, the sale is to a Customer that does not have a substantive presence or assets within the continental United States of America, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole but reasonable discretion;

                  (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

                  (h) Agent believes, in its sole but reasonable judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

                  (i) the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless either (a) the Receivable owing from such Customer is less than $10,000 (or such lesser amount as determined by Agent in its sole discretion), or (b) the applicable Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) ("Claims Act") or has otherwise complied with other applicable statutes or ordinances;

                  (j) the goods giving rise to such Receivable have not been shipped to the Customer or, except with respect to Domestic Non-Product Receivables and Foreign Non-Product Receivables, the services giving rise to such Receivable have not been performed by the applicable Borrower or the Receivable otherwise does not represent a final sale;

                  (k) the Receivables of the Customer exceed a credit limit
            determined by Agent, in its sole but reasonable discretion, to the extent such Receivable exceeds such limit;

                  (l) the Receivable is subject to any offset, credit or
            deduction outside of the ordinary course of business to the extent of such offset, credit or deduction; or subject to a defense, dispute, or counterclaim; or the Customer is also a creditor or supplier of a Borrower (unless such Customer has executed a no offset agreement in form reasonably acceptable to Agent), to the extent of the contra; or


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            the Receivable is contingent in any respect or for any reason;

                  (m) the applicable Borrower has made any agreement with the
            Customer owing the Receivable for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                  (n) any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed; or

                  (o) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

      (c) Foreign Product Receivables. The definition of "Foreign Product Receivable" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Foreign Product Receivable" shall mean a Receivable generated by a Borrower's or a Subsidiary's sale or license of software or services (other than maintenance services) or rendition of consulting or training services, and owing from a Customer located outside of the United States and the sale is on letter of credit, guaranty, credit insurance or acceptance terms, in each case acceptable to Agent in its sole but reasonable discretion.

      2. Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of the following conditions precedent (as determined in Agent's sole discretion and all documents to be in form and substance satisfactory to Agent and Agent's counsel):

            (a) Execution by Borrowers and Lenders and delivery to Agent of this Amendment;

            (b) No Default or Event of Default shall have occurred under the Existing Loan Documents; and

            (c) Such other documents, instruments and agreements which Agent requests (in its sole and absolute discretion).

      3. Representations and Warranties. Each Borrower jointly and severally represents and warrants to Agent and Lenders that:

            (a) All warranties and representations made to Agent and Lenders under the Existing Loan Documents are true and correct as of the date hereof as though made on the date


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hereof.

            (b) The execution and delivery by each Borrower of this Amendment and the performance by each of them of the transactions herein contemplated (i) are and will be within each Borrower's powers, (ii) have been authorized by all necessary action and (iii) are not and will not be in contravention of any law, any order of any court or other agency of government, or any other indenture, agreement or undertaking to which any Borrower is a party or by which the property of any Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of any Borrower.

            (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, are the valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (d) No Default or Event of Default has occurred under the Existing Loan Documents.

      4. Collateral. As security for the timely payment of the Obligations and satisfaction by Borrowers of all covenants and undertakings contained in the Existing Loan Documents, each Borrower reconfirms the prior security interest and a continuing first lien on and upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located. Borrowers each hereby confirm and agree that all security interests and Liens granted to Agent, for the benefit of Lenders, continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Encumbrances. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent's existing security interest in and Liens upon the Collateral.

      5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

      6. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

      7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.

      8. WAIVER OF JURY TRIAL. EACH BORROWERS, AGENT AND LENDERS WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS DESCRIBED HEREIN.


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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BORROWERS:                               BENTLEY SYSTEMS, INCORPORATED

                                         By:    /s/ David Nation
                                                --------------------------------
                                         Name:  David Nation
                                                --------------------------------
                                         Title: Senior Vice President
                                                --------------------------------


                                         BENTLEY SOFTWARE, INC.

                                         By:    /s/ David Nation
                                                --------------------------------
                                         Name:  David Nation
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


                                         ATLANTECH SOLUTIONS, INC.

                                         By:    /s/ David Nation
                                                --------------------------------
                                         Name:  David Nation
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


AGENT:                                   PNC BANK, NATIONAL ASSOCIATION

                                         By:    /s/ Craig T. Sheetz
                                                --------------------------------
                                         Name:  Craig T. Sheetz
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


LENDERS:                                 PNC BANK, NATIONAL ASSOCIATION

                                         By:    /s/ Craig T. Sheetz
                                                --------------------------------
                                         Name:  Craig T. Sheetz
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


                                         CITICORP USA, INC.

                                         By:    /s/ Andrew J. Preston
                                                --------------------------------
                                         Name:  Andrew J. Preston
                                                --------------------------------
                                         Title: Vice - President
                                                --------------------------------


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